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                                                                    Exhibit 23.3



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of Atmos Energy Corporation of our report dated February 14, 1997 appearing in the Annual Report on Form 10-K for the year ended December 31, 1996 of United Cities Gas Company.


                                                         /s/ ARTHUR ANDERSEN LLP

                                                             ARTHUR ANDERSEN LLP


Nashville, Tennessee
February 13, 1998